UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06179

             FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
             ------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300

                      Date of fiscal year end: NOVEMBER 30

                   Date of reporting period: NOVEMBER 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME FUND

To the Shareholders of the Flaherty & Crumrine Preferred Income Fund ("PFD"):

     The Fund completed a successful fiscal year on November 30, 2006, returning +5.1%(1) total return on net asset value ("NAV") during the fourth fiscal quarter and +10.8%(1) for the full year. The total return based on the market price of the Fund's common shares for the year was similar at +10.5%, and the Fund's common stock continued to trade at a premium to its net asset value throughout the year.

     The table below compares the return on the Fund since its inception with a broad group of fixed-income, closed-end funds. Although the investment strategies used by the Fund differ significantly from the strategies used by these other fixed-income funds, we believe that the Fund addresses similar investment goals with better results. As the numbers indicate, the Fund has performed very well, benefiting from strength in the overall market for preferred securities as well as some strategic shifts in the portfolio.

------------------------------------------------------------------------------------------------
                   TOTAL RETURN PER YEAR ON NET ASSET VALUE(1)
                      FOR PERIODS ENDED NOVEMBER 30, 2006

                                                  ONE     THREE     FIVE     TEN     LIFE OF
                                                 YEAR     YEARS     YEARS   YEARS    FUND(2)
                                               -------   -------  -------- -------   --------
Flaherty & Crumrine Preferred Income Fund ....  10.8%      7.4%      9.5%    8.5%      11.5%
Lipper Domestic Investment Grade Funds(3) ....   7.3%      5.7%      6.3%    6.6%       7.6%

----------------
(1)  Based on monthly data provided by Lipper Inc. in each calendar month during the relevant period.  Distributions  are assumed to be reinvested at NAV in accordance with Lipper's practice,  which differs from the methodology used elsewhere in this report.
(2)  Since inception on January 31, 1991.
(3)  Includes all funds in Lipper's U.S. Government, U.S. Mortgage and Corporate
     Debt BBB Rated categories in each month during the period.
------------------------------------------------------------------------------------------------

     The steady stream of new preferred issues continued during the past quarter. In the twelve months ended November 30, 2006, roughly $75 billion of preferred securities were issued - over $23 billion in the last quarter alone. The recently-devised enhanced preferred security structure has been very popular with issuers and investors, and these issues comprised a large portion of the new supply. However, issuers have also brought to market traditional hybrid preferred securities and traditional DRD and QDI eligible issues, with both adjustable and fixed coupons. For us old-timers, it has been interesting to observe that billion dollar deals are commonplace and that investors usually can't get enough to satisfy their interest.

     The Fund has benefited from the vibrant new issue market - not only have we been able to pick and choose from a variety of issues and issuers, but the new supply has improved liquidity in older issues as well. You can see the results of this new supply and additional liquidity in the turnover of the Fund's portfolio when compared to recent years.

     Although the investor base for preferred securities appears to have grown materially, the current pace of new-issue supply has us wondering if demand can keep up. The trend is healthy, but only time will tell if these new investors are in it for the long haul.

     In a number of instances, proceeds from new issues were used to redeem older, more expensive (from the issuer's perspective) issues. This is a trend we have anticipated and discussed often in the past, but it is worth reviewing once again. Just like a homeowner may refinance a mortgage when there are savings to be had, issuers of preferred securities will replace older issues with newer ones when there are benefits in doing so. The benefit may be simply to lower the "payments," or the issuer may find additional benefits from adding features that weren't available previously.

     We work hard to anticipate redemptions. This is important because if the issuer can save money by "refinancing," the investor is probably going to earn less. While this trend may reduce the amount of income available for distribution to Common Stock Shareholders of the Fund, there are ways to mitigate the impact. The best way to avoid redemptions is to own securities that issuers either can't or don't want to redeem. We can also lessen the impact of redemptions by selling the security prior to the date it can be redeemed. This provides us with greater flexibility in replacing the position.

     Forecasting redemptions is a critical step in determining the dividend rate the Fund can pay its Common Stock Shareholders. Some redemptions of securities held by the Fund are inevitable, and better understanding the income the Fund will receive guides us in making recommendations to the Board of Directors about dividend policy.

     Since dividends are effectively driven by the net income of the Fund's portfolio, forecasting the Fund's expenses is also crucial in setting the dividend rate. A primary variable in the Fund's expenses is the cost of its use of leverage, which has been fairly unpredictable over the past several years. The Fund's leverage cost is directly impacted by the short-term interest rates set by the Federal Reserve. As the Federal Reserve raised interest rates (an unprecedented 17 consecutive times between June 2004 and June 2006), the cost of leverage increased by approximately 180%, from $1.2 million for the year ended November 30, 2004 to $3.3 million for the year ended November 30, 2006. During a two-year period in which the income earned on the portfolio increased only moderately, this additional cost had a negative impact on the amount of income available to be distributed to the holders of the Fund's 10.5 million outstanding shares of Common Stock.

     Even in today's interest-rate environment, however, the use of leverage continues to be a beneficial strategy to the Fund's Common Stock Shareholders. In other words, the preferred securities in the portfolio continue to have a higher return than the short-term rates the Fund pays for its leverage, and that difference in return is passed on to the Fund's Common Stock Shareholders.

     In August 2006, the Federal Reserve finally gave markets a reprieve from its relentless increasing of short-term interest rates, and now the market is unsure if the Federal Reserve will lower, increase or keep rates the same during coming months. These decisions will impact the Fund's available distributable income. If the Federal Reserve maintains its current pause on short-term rates, and long-term rates do not decrease materially, the Fund's leverage should continue to produce similar amounts of additional distributable income to what it does now. Of course, if the Federal Reserve lowers short-term interest rates, the Fund should see a greater benefit from its use of leverage and consequently have additional distributable income for its Common Stock Shareholders.

     We hope investors will take advantage of the Fund's website at WWW.PREFERREDINCOME.COM. It contains a wide range of useful and up-to-date information about the Fund and, the "Frequently Asked Questions" section has enhanced discussions about many of the topics discussed in this Annual Report.

     Sincerely,

     /S/ DONALD F. CRUMRINE                     /S/ ROBERT M. ETTINGER
     Donald F. Crumrine                         Robert M. Ettinger
     Chairman of the Board                      President

     January 23, 2007

                               QUESTIONS & ANSWERS

HOW DOES THE MARKET PRICE OF THE FUND'S SHARES RELATE TO NET ASSET VALUE?

     While our focus is primarily on managing the Fund, we realize that an investor's actual return is comprised of monthly dividend payments plus changes in the market price of the Fund. We're pleased that for the year ended November 30, 2006 the market has responded favorably to the Fund's total return on net asset value of 10.8% - the total return on MARKET VALUE for the Fund's common shares was 10.5%. During the fourth quarter alone, the total return on MARKET VALUE was 4.5%.

     We've often said that in a perfect world the market price would closely track net asset value; however, as seen in the chart below, in the real world deviations can be large.


                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                FLAHERTY & CRUMRINE PREFERRED INCOME FUND (PFD)
            PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH 12/31/06
12/28/90
1/4/91
1/11/91
1/18/91
1/25/91
2/1/91
2/8/91   0.0842
2/15/91  0.0438
2/22/91  0.0395
3/1/91   0.0424
3/8/91   0.0183
3/15/91  0.0151
3/22/91  0.0201
3/29/91  0.023
4/5/91   0.0149
4/12/91  0.0196
4/19/91  0.0314
4/26/91  0.0268
5/3/91   0.023
5/10/91  0.0199
5/17/91  0.0146
5/24/91  0.0219
5/31/91  0.051
6/7/91   0.0423
6/14/91  0.0417
6/21/91  0.0536
6/28/91  0.0659
7/5/91   0.0726
7/12/91  0.0659
7/19/91  0.0643
7/26/91  0.0549
8/2/91   0.0678
8/9/91   0.054
8/16/91  0.0449
8/23/91  0.0648
8/30/91  0.0314
9/6/91   0.057
9/13/91  0.0883
9/20/91  0.0651
9/27/91  0.0682
10/4/91  0.0764
10/11/91 0.0745
10/18/91 0.0719
10/25/91 0.0662
11/1/91  0.0693
11/8/91  0.0827
11/15/91 0.0801
11/22/91 0.065
11/29/91 0.0807
12/6/91  0.0716
12/13/91 0.0791
12/20/91 0.0839
12/27/91 0.1136
1/3/92   0.1091
1/10/92  0.1116
1/17/92  0.0978
1/24/92  0.0912
1/31/92  0.0417
2/7/92   0.0478
2/14/92  0.0613
2/21/92  0.0417
2/28/92  0.0381
3/6/92   0.0339
3/13/92  0.0447
3/20/92  0.0387
3/27/92  0.0327
4/3/92   0.0357
4/10/92  0.0452
4/17/92  0.0464
4/24/92  0.0423
5/1/92   0.0523
5/8/92   0.0382
5/15/92  0.0347
5/22/92  0.0083
5/29/92  0.0039
6/5/92   0.0302
6/12/92  0.0239
6/19/92  0.0227
6/26/92  0.0491
7/3/92   0.0491
7/10/92  0.0593
7/17/92  0.057
7/24/92  0.0712
7/31/92  0.058
8/7/92   0.0601
8/14/92  0.0389
8/21/92  0.0306
8/28/92  0.025
9/4/92   0.0228
9/11/92  0.0356
9/18/92  0.0489
9/25/92  0.0339
10/2/92  0.065
10/9/92  0.0417
10/16/92 0.0417
10/23/92 0.0378
10/30/92 0.0707
11/6/92  0.0378
11/13/92 0.059
11/20/92 0.0349
11/27/92 0.0506
12/4/92  0.068
12/11/92 0.0601
12/18/92 0.0582
12/25/92 0.0618
1/1/93   0.0739
1/8/93   0.0987
1/15/93  0.1145
1/22/93  0.1021
1/29/93  0.076
2/5/93   0.053
2/12/93  0.0452
2/19/93  0.0434
2/26/93  0.0628
3/5/93   0.0909
3/12/93  0.0538
3/19/93  0.0248
3/26/93  0.0638
4/2/93   0.0806
4/9/93   0.0764
4/16/93  0.0671
4/23/93  0.0764
4/30/93  0.0677
5/7/93   0.0918
5/14/93  0.0779
5/21/93  0.07
5/28/93  0.074
6/4/93   0.0497
6/11/93  0.0388
6/18/93  0.056
6/25/93  0.0703
7/2/93   0.0451
7/9/93   0.0541
7/16/93  0.049
7/23/93  0.0576
7/30/93  0.0598
8/6/93   0.079
8/13/93  0.0484
8/20/93  0.0377
8/27/93  0.0434
9/3/93   0.045
9/10/93  0.0361
9/17/93  0.0467
9/24/93  0.0321
10/1/93  0.0293
10/8/93  0.011
10/15/93 0.0173
10/22/93 0.0048
10/29/93 -0.0075
11/5/93  0.0095
11/12/93 0.0019
11/19/93 -0.0316
11/26/93 0.003
12/3/93  -0.0175
12/10/93 -0.0103
12/17/93 0.0323
12/24/93 -0.0051
12/31/93 -0.0287
1/7/94   0.0093
1/14/94  0.0149
1/21/94  -0.0126
1/28/94  -0.0316
2/4/94   -0.0196
2/11/94  -0.0224
2/18/94  -0.0741
2/25/94  -0.0539
3/4/94   -0.0092
3/11/94  -0.027
3/18/94  -0.0379
3/25/94  -0.0505
4/1/94   -0.0466
4/8/94   -0.0713
4/15/94  -0.0596
4/22/94  -0.0598
4/29/94  -0.0863
5/6/94   -0.0581
5/13/94  -0.0635
5/20/94  -0.0409
5/27/94  -0.0397
6/3/94   -0.0289
6/10/94  0.0146
6/17/94  -0.0037
6/24/94  0.0175
7/1/94   0.0006
7/8/94   0.0299
7/15/94  0.0188
7/22/94  -0.0084
7/29/94  -0.0082
8/5/94   -0.0161
8/12/94  -0.0215
8/19/94  -0.0263
8/26/94  -0.0439
9/2/94   -0.0379
9/9/94   -0.0232
9/16/94  -0.0293
9/23/94  -0.0273
9/30/94  -0.0565
10/7/94  -0.1141
10/14/94 -0.1089
10/21/94 -0.1416
10/28/94 -0.0732
11/4/94  -0.0783
11/11/94 -0.0912
11/18/94 -0.0951
11/25/94 -0.0788
12/2/94  -0.0593
12/9/94  -0.0508
12/16/94 -0.0554
12/23/94 -0.0822
12/30/94 -0.0836
1/6/95   -0.0201
1/13/95  -0.0134
1/20/95  -0.0525
1/27/95  -0.0697
2/3/95   0.0061
2/10/95  -0.0289
2/17/95  -0.0419
2/24/95  -0.0004
3/3/95   0.0035
3/10/95  -0.0445
3/17/95  -0.0666
3/24/95  -0.0568
3/31/95  -0.029
4/7/95   -0.0256
4/14/95  -0.0217
4/21/95  -0.0439
4/28/95  -0.0271
5/5/95   -0.0398
5/12/95  -0.0178
5/19/95  -0.041
5/26/95  -0.087
6/2/95   -0.0259
6/9/95   -0.0608
6/16/95  -0.0759
6/23/95  -0.0884
6/30/95  -0.0753
7/7/95   -0.0844
7/14/95  -0.0995
7/21/95  -0.0976
7/28/95  -0.0917
8/4/95   -0.0888
8/11/95  -0.0935
8/18/95  -0.0942
8/25/95  -0.0832
9/1/95   -0.0698
9/8/95   -0.0816
9/15/95  -0.0968
9/22/95  -0.0978
9/29/95  -0.0816
10/6/95  -0.0974
10/13/95 -0.1094
10/20/95 -0.1048
10/27/95 -0.121
11/3/95  -0.1151
11/10/95 -0.1146
11/17/95 -0.1117
11/24/95 -0.1043
12/1/95  -0.1071
12/8/95  -0.1192
12/15/95 -0.1244
12/22/95 -0.1337
12/29/95 -0.1313
1/5/96   -0.1365
1/12/96  -0.1354
1/19/96  -0.1379
1/26/96  -0.1251
2/2/96   -0.1244
2/9/96   -0.1238
2/16/96  -0.136
2/23/96  -0.1281
3/1/96   -0.1118
3/8/96   -0.1332
3/15/96  -0.1521
3/22/96  -0.1564
3/29/96  -0.1464
4/5/96   -0.1343
4/12/96  -0.1477
4/19/96  -0.1402
4/26/96  -0.1488
5/3/96   -0.1477
5/10/96  -0.1452
5/17/96  -0.1363
5/24/96  -0.1432
5/31/96  -0.1111
6/7/96   -0.118
6/14/96  -0.1003
6/21/96  -0.1129
6/28/96  -0.1049
7/5/96   -0.095
7/12/96  -0.098
7/19/96  -0.1071
7/26/96  -0.1077
8/2/96   -0.1105
8/9/96   -0.0574
8/16/96  -0.0714
8/23/96  -0.0705
8/30/96  -0.0669
9/6/96   -0.0824
9/13/96  -0.0756
9/20/96  -0.1186
9/27/96  -0.1106
10/4/96  -0.0861
10/11/96 -0.0941
10/18/96 -0.1077
10/25/96 -0.0858
11/1/96  -0.0778
11/8/96  -0.0831
11/15/96 -0.0833
11/22/96 -0.0653
11/29/96 -0.0606
12/6/96  -0.0667
12/13/96 -0.0831
12/20/96 -0.0749
12/27/96 -0.075
1/3/97   -0.0242
1/10/97  -0.0291
1/17/97  -0.0465
1/24/97  -0.041
1/31/97  -0.0459
2/7/97   -0.0675
2/14/97  -0.0544
2/21/97  -0.0539
2/28/97  -0.055
3/7/97   -0.0584
3/14/97  -0.0637
3/21/97  -0.0752
3/28/97  -0.0584
4/4/97   -0.0627
4/11/97  -0.0881
4/18/97  -0.0976
4/25/97  -0.0852
5/2/97   -0.0451
5/9/97   -0.0578
5/16/97  -0.0529
5/23/97  -0.0554
5/30/97  -0.0541
6/6/97   -0.051
6/13/97  -0.0486
6/20/97  -0.0486
6/27/97  -0.0429
7/4/97   -0.0308
7/11/97  -0.0537
7/18/97  -0.0583
7/25/97  -0.0519
8/1/97   -0.0498
8/8/97   -0.0583
8/15/97  -0.0708
8/22/97  -0.0739
8/29/97  -0.0469
9/5/97   -0.0595
9/12/97  -0.0623
9/19/97  -0.0651
9/26/97  -0.0604
10/3/97  -0.0299
10/10/97 -0.0385
10/17/97 -0.0477
10/24/97 -0.0558
10/31/97 -0.0517
11/7/97  -0.0425
11/14/97 -0.0554
11/21/97 -0.067
11/28/97 -0.0313
12/5/97  -0.0431
12/12/97 -0.0519
12/19/97 -0.0632
12/26/97 -0.0621
1/2/98   -0.009
1/9/98   -0.0211
1/16/98  -0.0012
1/23/98  -0.0431
1/30/98  -0.0358
2/6/98   -0.0364
2/13/98  -0.0474
2/20/98  -0.0466
2/27/98  -0.0446
3/6/98   -0.048
3/13/98  -0.0595
3/20/98  -0.0437
3/27/98  -0.0518
4/3/98   -0.0645
4/10/98  -0.0509
4/17/98  -0.058
4/24/98  -0.0663
5/1/98   -0.0422
5/8/98   -0.0589
5/15/98  -0.0681
5/22/98  -0.0702
5/29/98  -0.0496
6/5/98   -0.0556
6/12/98  -0.0586
6/19/98  -0.0599
6/26/98  -0.0479
7/3/98   -0.0496
7/10/98  -0.0558
7/17/98  -0.0565
7/24/98  -0.0645
7/31/98  -0.0503
8/7/98   -0.0614
8/14/98  -0.0779
8/21/98  -0.075
8/28/98  -0.0448
9/4/98   -0.0448
9/11/98  -0.0379
9/18/98  -0.0326
9/25/98  -0.0367
10/2/98  -0.0379
10/9/98  -0.0249
10/16/98 -0.0228
10/23/98 -0.0117
10/30/98 -0.0091
11/6/98  -0.014
11/13/98 -0.0423
11/20/98 -0.0394
11/27/98 -0.0267
12/4/98  -0.0373
12/11/98 -0.0212
12/18/98 -0.0355
12/25/98 -0.0127
1/1/99   -0.0106
1/8/99   -0.0182
1/15/99  -0.0372
1/22/99  -0.0557
1/29/99  -0.0557
2/5/99   -0.0536
2/12/99  -0.0687
2/19/99  -0.0647
2/26/99  -0.1014
3/5/99   -0.0826
3/12/99  -0.0747
3/19/99  -0.0935
3/26/99  -0.106
4/2/99   -0.0802
4/9/99   -0.0969
4/16/99  -0.1003
4/23/99  -0.0957
4/30/99  -0.0946
5/7/99   -0.0962
5/14/99  -0.0928
5/21/99  -0.1146
5/28/99  -0.1048
6/4/99   -0.1014
6/11/99  -0.0991
6/18/99  -0.0927
6/25/99  -0.1031
7/2/99   -0.0979
7/9/99   -0.0938
7/16/99  -0.1037
7/23/99  -0.0747
7/30/99  -0.0751
8/6/99   -0.0792
8/13/99  -0.0963
8/20/99  -0.0946
8/27/99  -0.0911
9/3/99   -0.1071
9/10/99  -0.0892
9/17/99  -0.1065
9/24/99  -0.0788
10/1/99  -0.0703
10/8/99  -0.0727
10/15/99 -0.1442
10/22/99 -0.1279
10/29/99 -0.1431
11/5/99  -0.1368
11/12/99 -0.1373
11/19/99 -0.1078
11/26/99 -0.1207
12/3/99  -0.1115
12/10/99 -0.1164
12/17/99 -0.1277
12/24/99 -0.1624
12/31/99 -0.1084
1/7/00   -0.0771
1/14/00  -0.0451
1/21/00  -0.1203
1/28/00  -0.1392
2/4/00   -0.0511
2/11/00  -0.0641
2/18/00  -0.0872
2/25/00  -0.0812
3/3/00   -0.0585
3/10/00  -0.0526
3/17/00  -0.0706
3/24/00  -0.1058
3/31/00  -0.1052
4/7/00   -0.0782
4/14/00  -0.0904
4/21/00  -0.0868
4/28/00  -0.0757
5/5/00   -0.0591
5/12/00  -0.0608
5/19/00  -0.0438
5/26/00  -0.0407
6/2/00   -0.0482
6/9/00   -0.0639
6/16/00  -0.067
6/23/00  -0.0678
6/30/00  -0.08
7/7/00   -0.0807
7/14/00  -0.0755
7/21/00  -0.0842
7/28/00  -0.0816
8/4/00   -0.0851
8/11/00  -0.0865
8/18/00  -0.0672
8/25/00  -0.0851
9/1/00   -0.0681
9/8/00   -0.0794
9/15/00  -0.0858
9/22/00  -0.0905
9/29/00  -0.1071
10/6/00  -0.0866
10/13/00 -0.0872
10/20/00 -0.0845
10/27/00 -0.0695
11/3/00  -0.0571
11/10/00 -0.0734
11/17/00 -0.0991
11/24/00 -0.1379
12/1/00  -0.0864
12/8/00  -0.0877
12/15/00 -0.1171
12/22/00 -0.0939
12/29/00 -0.0965
1/5/01   -0.0328
1/12/01  0.0028
1/19/01  -0.0285
1/26/01  -0.036
2/2/01   -0.0414
2/9/01   -0.029
2/16/01  -0.0314
2/23/01  -0.0321
3/2/01   0.0007
3/9/01   -0.0517
3/16/01  -0.0586
3/23/01  -0.0288
3/30/01  -0.0203
4/6/01   -0.0094
4/13/01  0.0117
4/20/01  -0.0229
4/27/01  -0.0088
5/4/01   0.0072
5/11/01  -0.0146
5/18/01  0.0029
5/25/01  -0.016
6/1/01   0.018
6/8/01   -0.0215
6/15/01  -0.0405
6/22/01  -0.0503
6/29/01  -0.0258
7/6/01   0.0064
7/13/01  -0.041
7/20/01  0.0021
7/27/01  0.0308
8/3/01   -0.0175
8/10/01  -0.0473
8/17/01  -0.0282
8/24/01  -0.0221
8/31/01  -0.0475
9/7/01   -0.0007
9/14/01  -0.0007
9/21/01  -0.0173
9/28/01  -0.012
10/5/01  0.0069
10/12/01 0.023
10/19/01 -0.009
10/26/01 0.0275
11/2/01  0.0089
11/9/01  0.0034
11/16/01 0.0178
11/23/01 0.022
11/30/01 -0.0096
12/7/01  0.0138
12/14/01 0.0152
12/21/01 0.043
12/28/01 0.0271
1/4/02   0.0437
1/11/02  0.0323
1/18/02  0.0447
1/25/02  0.0608
2/1/02   0.0754
2/8/02   0.0924
2/15/02  0.0755
2/22/02  0.1158
3/1/02   0.1186
3/8/02   0.0395
3/15/02  0.0437
3/22/02  0.0212
3/29/02  0.0212
4/5/02   0.0246
4/12/02  0.0423
4/19/02  0.0539
4/26/02  0.0312
5/3/02   0.0468
5/10/02  0.0408
5/17/02  0.0434
5/24/02  0.0542
5/31/02  0.0543
6/7/02   0.0704
6/14/02  0.0505
6/21/02  0.0478
6/28/02  0.087
7/5/02   0.0691
7/12/02  0.0545
7/19/02  0.1276
7/26/02  0.1241
8/2/02   0.1051
8/9/02   0.0865
8/16/02  0.1032
8/23/02  0.1103
8/30/02  0.1209
9/6/02   0.1169
9/13/02  0.0972
9/20/02  0.0948
9/27/02  0.0932
10/4/02  0.111
10/11/02 0.1724
10/18/02 0.0412
10/25/02 0.0914
11/1/02  0.0724
11/8/02  0.1039
11/15/02 0.1113
11/22/02 0.055
11/29/02 0.1005
12/6/02  0.1217
12/13/02 0.0917
12/20/02 0.1085
12/27/02 0.1129
1/3/03   0.1149
1/10/03  0.0859
1/17/03  0.1459
1/24/03  0.1461
1/31/03  0.1557
2/7/03   0.1483
2/14/03  0.1544
2/21/03  0.145
2/28/03  0.1285
3/7/03   0.1442
3/14/03  0.1508
3/21/03  0.1146
3/28/03  0.1098
4/4/03   0.1478
4/11/03  0.1382
4/18/03  0.1384
4/25/03  0.1251
5/2/03   0.0749
5/9/03   0.0459
5/16/03  0.0373
5/23/03  0.0371
5/30/03  0.0701
6/6/03   0.0286
6/13/03  0.0336
6/20/03  0.0453
6/27/03  0.0483
7/4/03   0.0605
7/11/03  0.0217
7/18/03  0.009
7/25/03  0.002
8/1/03   -0.0282
8/8/03   -0.0206
8/15/03  -0.023
8/22/03  -0.0148
8/29/03  -0.0019
9/5/03   0.0026
9/12/03  -0.0051
9/19/03  -0.0151
9/26/03  -0.0393
10/3/03  -0.0233
10/10/03 -0.0196
10/17/03 -0.0309
10/24/03 -0.022
10/31/03 0.0314
11/7/03  0.0076
11/14/03 0.0413
11/21/03 0.0882
11/28/03 0.1136
12/5/03  0.1202
12/12/03 0.1321
12/19/03 0.1348
12/26/03 0.1471
1/2/04   0.155
1/9/04   0.1432
1/16/04  0.1418
1/23/04  0.1599
1/30/04  0.1306
2/6/04   0.134
2/13/04  0.1366
2/20/04  0.1633
2/27/04  0.1588
3/5/04   0.1749
3/12/04  0.169
3/19/04  0.1859
3/26/04  0.2086
4/2/04   0.181
4/9/04   0.0637
4/16/04  0.0453
4/23/04  0.0119
4/30/04  0.0107
5/7/04   -0.0108
5/14/04  0.0206
5/21/04  0.0682
5/28/04  0.1405
6/4/04   0.118
6/11/04  0.1393
6/18/04  0.1446
6/25/04  0.1479
7/2/04   0.139
7/9/04   0.1269
7/16/04  0.1148
7/23/04  0.1175
7/30/04  0.0982
8/6/04   0.1063
8/13/04  0.1201
8/20/04  0.1635
8/27/04  0.1613
9/3/04   0.1708
9/10/04  0.1722
9/17/04  0.1653
9/24/04  0.1349
10/1/04  0.1391
10/8/04  0.1691
10/15/04 0.1668
10/22/04 0.1718
10/29/04 0.1626
11/5/04  0.1553
11/12/04 0.1617
11/19/04 0.1706
11/26/04 0.1659
12/3/04  0.098
12/10/04 0.0919
12/17/04 0.1169
12/24/04 0.1499
12/31/04 0.1485
1/7/05   0.1541
1/14/05  0.1296
1/21/05  0.1385
1/28/05  0.1461
2/4/05   0.1303
2/11/05  0.1475
2/18/05  0.1687
2/25/05  0.1578
3/4/05   0.13
3/11/05  0.1076
3/18/05  0.0069
3/25/05  -0.0114
4/1/05   0.0025
4/8/05   0.0214
4/15/05  0.0206
4/22/05  0.0056
4/29/05  0.0449
5/6/05   0.0592
5/13/05  0.0462
5/20/05  0.0477
5/27/05  0.047
6/3/05   0.0546
6/10/05  0.0631
6/17/05  0.0377
6/24/05  0.0456
7/1/05   0.0848
7/8/05   0.1081
7/15/05  0.1289
7/22/05  0.1312
7/29/05  0.1009
8/5/05   0.1136
8/12/05  0.1132
8/19/05  0.1237
8/26/05  0.1152
9/2/05   0.1153
9/9/05   0.1387
9/16/05  0.1465
9/23/05  0.1068
9/30/05  0.0504
10/7/05  0.0924
10/14/05 0.0507
10/21/05 0.0378
10/28/05 0.0252
11/4/05  0.0262
11/11/05 0.0502
11/18/05 0.0698
11/25/05 0.0885
12/2/05  0.0479
12/9/05  0.0603
12/16/05 0.047
12/23/05 0.0461
12/30/05 0.0462
1/6/06   0.0636
1/13/06  0.0542
1/20/06  0.0823
1/27/06  0.0977
2/3/06   0.0877
2/10/06  0.0797
2/17/06  0.0775
2/24/06  0.0689
3/3/06   0.0945
3/10/06  0.0561
3/17/06  0.0425
3/24/06  0.0388
3/31/06  0.0442
4/7/06   0.0384
4/14/06  0.0162
4/21/06  0.0065
4/28/06  0.021
5/5/06   0.0256
5/12/06  0.0355
5/19/06  0.0242
5/26/06  0.0205
6/2/06   0.0244
6/9/06   0.0013
6/16/06  0.014
6/23/06  0.0228
6/30/06  0.0167
7/7/06   0.0073
7/14/06  0.0073
7/21/06  0.0413
7/28/06  0.0605
8/4/06   0.0603
8/11/06  0.074
8/18/06  0.0552
8/25/06  0.0672
9/1/06   0.0869
9/8/06   0.0773
9/15/06  0.0778
9/22/06  0.0616
9/29/06  0.07
10/6/06  0.0924
10/13/06 0.0805
10/20/06 0.0841
10/27/06 0.0695
11/3/06  0.0722
11/10/06 0.071
11/17/06 0.0739
11/24/06 0.0843
12/1/06  0.0601
12/8/06  0.077
12/15/06 0.0785
12/22/06 0.0789
12/29/06 0.0835


     For additional  information  about  premiums and discounts,  please see the
"Frequently    Asked    Questions"    section   of   the   Fund's   website   at
WWW.PREFERREDINCOME.COM.

ARE THERE ANY FEDERAL TAX ADVANTAGES TO THE DISTRIBUTIONS MADE BY THE FUND IN 2006?

     Yes. In 2006, the Fund passed on a portion of its income to individuals in the form of qualified dividend income or QDI. QDI is taxed at a maximum 15% rate instead of an individual's ordinary income tax rate. In calendar year 2006, 76.1% of the distributions made by the Fund was eligible for QDI treatment. For an individual in the 28% tax bracket, this means that the Fund's total distributions will only be taxed at a blended 18.1% rate versus the 28% rate which would apply to distributions by a fund comprised of traditional corporate bonds. This tax advantage means that, all other things being equal, an individual in the 28% tax bracket who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $118 in distributions from a traditional corporate bond fund to net the same after-tax amount as the $104 in distributions paid by the Fund.

     For detailed information about the tax treatment of the particular distributions you received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

     Corporate shareholders also receive a federal tax benefit from the 70.2% of the distributions that were eligible for the inter-corporate dividends received deduction or DRD.

     It is important to remember that portfolio composition and income distributions can change from one year to the next and that the QDI or DRD portions of next year's distributions may not be the same (or even similar) to this year's.

WHAT WERE THE COMPONENTS OF THE FUND'S TOTAL RETURN ON NET ASSET VALUE FOR THE YEAR?

     One technique to better understand the Fund's net asset value (NAV) performance is to begin with the Fund's total return on its investment portfolio, and then adjust for the impact of hedging, expenses and leverage to arrive at total return based on NAV (which factors in all of these items).

     During fiscal 2006, the Fund's unhedged portfolio before the impact of leverage and expenses returned 10.1%. Over the first half of the Fund's fiscal year, intermediate and long-term U.S. Treasury yields increased significantly, and the Fund's interest rate hedging strategies contributed positively to its results. However, in the past six months longer-term Treasury yields reversed direction, ending the fiscal year almost unchanged. Consequently, the hedged portfolio's annual return before the impact of expenses and leverage declined slightly to 9.9%.

     Converting these returns on the portfolio to the returns on the Fund's Common Stock requires the consideration of two additional factors: the favorable impact of leverage and the expenses incurred in operating the Fund. As discussed in greater detail below, the Fund's use of leverage served to boost the Fund's return on its portfolio by 2.4%. After accounting for the Fund's 1.5% expense ratio on the Common Stock, this resulted in the Fund's overall total return on NAV of 10.8%.

HOW DOES THE FUND RECEIVE A BENEFIT FROM ITS USE OF LEVERAGE WHEN THE U.S. TREASURY YIELD CURVE IS FLAT OR INVERTED?

     As long as short-term U.S. Treasury interest rates are not dramatically above long-term rates, the Fund continues to benefit from the use of leverage in a flat or inverted yield curve. As discussed above, during fiscal 2006 the leverage utilized by the Fund both completely offset the expenses of the Fund and boosted the Fund's overall total return on net asset value.

     Fundamentally, leverage is the use of borrowed funds to improve one's rate of return from an investment, although with an increase in risk. The Fund acquires its additional funds through the issuance of Money Market Cumulative PreferredTM Stock (MMP(R)). Generally, the rate paid on the MMP(R) is well below the rate the Fund CAN earn on its total investment portfolio, and the rate the Fund pays on the MMP(R) is relatively low compared witH other means of financing. This is particularly true because of the tax advantages to corporations and U.S. individual taxpayers of investing in MMP(R). The additional cash flow generated by leverage produces additionaL income available for distribution to Common Stock Shareholders.

     The incremental income is greatest when the "spread" between the income generated by the portfolio and the rate paid on the MMP(R) is wide. However, the converse is also true; as the U.S Treasury yield curve "flattens" (short-term rates and long-term rates approach equality), the amount of additional income generated by the leverage will decrease. The Fund still benefits from additional income generated by the leverage, just not as much as when the Treasury yield curve is steeper. Of course, nothing is that simple. The

Fund's income is determined by several factors, the cost of leverage being only one.

     In the case of a slightly inverted U.S. Treasury yield curve (short-term rates higher than long-term rates), the Fund should continue to benefit from the use of leverage. Preferred and debt securities generally trade at yields higher than the Treasury yields, commonly referred to as the "credit spread." So, although the Treasury curve may be inverted, the securities in the portfolio ordinarily will continue to have a higher return than the short-term rates the Fund pays for its leverage.

     If the Federal Reserve maintains its current pause on short-term rates and long-term rates do not decrease materially, the Fund's leverage should continue to produce similar amounts of additional distributable income to what it does now. If the Federal Reserve resumes raising short-term rates, the Fund's leverage could produce lesser amounts of additional distributable income. Of course, if the Fed lowers short-term interest rates, the Fund should see a greater benefit from its use of leverage and consequently have more additional distributable income for its Common Stock Shareholders.

WHAT ARE ENHANCED PREFERRED SECURITIES?

     Over the past eighteen months, the preferred securities market has seen significant innovation in the form of "enhanced" preferred securities, with over $46 billion of U.S dollar issuance since August 2005. As discussed below, this new breed of securities offers issuers higher equity credit treatment by their rating agencies. Essentially, higher equity treatment of an issuer's preferred securities can result in a higher senior debt rating for the issuer - or help it to avoid a downgrade. These enhanced preferred securities offer this better equity credit treatment at a lower cost than issuing common shares, and without the dilution of earnings per share that would come with it. In addition, many of these securities have accomplished this feat while maintaining the tax-deductibility of interest payments. The combination of equity credit and tax deductibility makes for an attractive financing vehicle, so it's no surprise that issuance has been brisk.

     The change that prompted the emergence of enhanced preferred securities was the adoption in February 2005 by Moody's Investors Service of a revised methodology for preferred and hybrid preferred securities which granted an issuer varying degrees of equity credit, ranging from 0% to 100%, depending upon the terms of the issue. Just prior to that time, Moody's generally gave no equity credit for hybrid preferred securities, no matter what features they contained, and limited equity credit for traditional perpetual preferred securities. Because other rating agencies already gave issuers some equity credit for preferred securities, Moody's action relieved a critical constraint upon the financing decisions of issuers, and thus on the preferred securities market in general.

     It has taken Wall Street bankers time to obtain tax opinions, master the accounting and line up issuers, and structures have continued to evolve - each seeking the right combination of terms for the market, the rating agencies and the regulators. While structures have begun to converge into more standardized forms, there has been a good deal of experimentation, and the past year has produced a number of unique structures. We view this as good news for the Fund's shareholders and we have actively traded in these new structures. The heterogeneity of preferred securities is why we invest in them. Enhanced preferred securities, in all their various permutations, simply add to the complexity and allow managers who specialize in this market to excel.

     For  additional   information   regarding  enhanced  preferred  securities,
including a description of how Moody's analysis works, please the "Frequently Asked Questions" section of the Fund's website at WWW.PREFERREDINCOME.COM.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                              PORTFOLIO OVERVIEW
                                                   NOVEMBER 30, 2006 (UNAUDITED)
                          ------------------------------------------------------

FUND STATISTICS ON 11/30/06
------------------------------------------------
Net Asset Value               $      15.80

Market Price                  $      16.98

Premium                               7.47%

Yield on Market Price                 6.08%

Common Stock Shares
Outstanding                     10,474,050




MOODY'S RATINGS             % OF PORTFOLIO
------------------------------------------------
AAA                                   0.9%

AA                                    5.1%

A                                    19.3%

BBB                                  51.0%

BB                                   14.8%

Not Rated                             7.9%
------------------------------------------------
Below Investment Grade*              18.3%
* BELOW INVESTMENT GRADE BY BOTH MOODY'S AND
  S&P.


                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Banking                33%
Utilities              33%
Insurance              12%
Financial Services     11%
Oil and Gas             5%
Other                   4%
REITs                   2%

                                              % OF
TOP 10 HOLDINGS BY ISSUER                   PORTFOLIO
----------------------------------------------------------
Interstate Power & Light                      5.0%

FBOP Corporation                              3.7%

HSBC                                          3.7%

Goldman Sachs                                 3.6%

North Fork Bancorporation                     3.4%

First Republic Bank                           3.4%

Xcel Energy                                   3.1%

SLM Corp.                                     3.0%

Lehman Brothers                               2.9%

Cobank                                        2.7%


                                                                                                   % OF PORTFOLIO**
-------------------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                       63%
Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)                   58%

-------------------------------------------------------------------------------------------------------------------
**  THIS  DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND
    DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY,
    DEPENDING ON MARKET CONDITIONS.  INVESTORS SHOULD CONSULT THEIR TAX  ADVISOR
    REGARDING THEIR PERSONAL SITUATION.  SEE ACCOMPANYING NOTES TO THE FINANCIAL
    STATEMENTS FOR THE TAX CHARACTERIZATION OF 2006 DISTRIBUTIONS.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2006
------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
--------------                                                                                               -------

PREFERRED SECURITIES -- 93.1%
               BANKING -- 33.2%
---------------------------------------------------------------------------------------------------------------------
$  3,000,000   Astoria Capital Trust I, 9.75% 11/01/29 Capital Security, Series B............      $      3,505,908
               Auction Pass-Through Trust, Cl. B:
          11     Series 2006-5, Variable Rate Pfd., 144A****.................................               332,750*
          11     Series 2006-6, Variable Rate Pfd., 144A****.................................               332,750*
      54,700   BAC Capital Trust I, 7.00% Pfd. 12/15/31......................................             1,391,431
       6,000   BAC Capital Trust II, 7.00% Pfd. 02/01/32.....................................               151,125
     100,000   Banco Santander, 6.80% Pfd., 144A****.........................................             2,567,000**(1)
$  1,500,000   Barclays Bank PLC, Adj. Rate Pfd..............................................             1,506,900**(1)
$    800,000   Barnett Capital II, 7.95% 12/01/26 Capital Security...........................               832,620
$  2,000,000   Capital One Capital III, 7.686% Pfd...........................................             2,329,000
      71,300   Citigroup Capital VIII, 6.95% Pfd. 09/15/31...................................             1,813,694
      19,648   Citizens Funding Trust I, 7.50% Pfd. 09/15/66.................................               509,007
               Cobank, ACB:
      50,000     7.00% Pfd., 144A****........................................................             2,576,500*
      75,000     Adj. Rate Pfd., 144A****....................................................             4,077,900*
               Comerica (Imperial) Capital Trust I:
       5,000     7.60% Pfd. 07/01/50.........................................................               127,032
$    500,000     9.98% 12/31/26 Capital Security, Series B...................................               536,006
$  1,500,000   Dime Capital Trust I, 9.33% 05/06/27 Capital Security, Series A...............             1,591,657
       9,000   FBOP Corporation, Adj. Rate Pfd., 144A****....................................             9,185,062*
$  2,250,000   First Hawaiian Capital I, 8.343% 07/01/27 Capital Security, Series B..........             2,368,726(1)
               First Republic Bank:
     200,000     6.25% Pfd...................................................................             5,143,760*
      53,700     6.70% Pfd...................................................................             1,371,031*
       1,000   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A****...........             1,130,860
      22,500   First Republic Preferred Capital Corporation II, 8.75% Pfd., Series B, 144A****              589,500
$  1,500,000   First Union Capital II, 7.95% 11/15/29 Capital Security.......................             1,873,668
       5,000   Fleet Capital Trust VIII, 7.20% Pfd. 03/15/32.................................               127,969
$  7,820,000   GreenPoint Capital Trust I, 9.10% 06/01/27 Capital Security...................             8,274,326
$  3,000,000   HBOS Capital Funding LP, 6.85% Pfd............................................             3,040,800(1)
       5,000   HSBC Series II, Variable Inverse Pfd., Pvt....................................             5,640,000*
               HSBC USA, Inc.:
     120,000     6.50% Pfd., Series H........................................................             3,235,500*
       3,250     $2.8575 Pfd.................................................................               164,970*
     100,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66.......................................             2,520,000
$  1,000,000   Lloyds TSB Group PLC, Variable Rate, Capital Security, 144A****...............             1,015,657**(1)
       5,000   National City Capital Trust II, 6.625% Pfd. 11/15/36..........................               125,950
$    674,000   NB Capital Trust II, 7.83% 12/15/26 Capital Security..........................               701,005

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2006
                          ------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
--------------                                                                                               -------

PREFERRED SECURITIES -- (CONTINUED)
               BANKING -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
      16,000   PFGI Capital Corporation, 7.75% Pfd...........................................      $        412,160
$    700,000   PNC Preferred Funding Trust, Variable Rate, Capital Security, 144A****........               704,550
$    650,000   RBS Capital Trust B, 6.80% Pfd................................................               659,815**(1)
          10   Roslyn Real Estate, 8.95% Pfd., Series C, 144A****............................             1,119,312
      77,600   Sovereign Bancorp, 7.30% Pfd., Series C.......................................             2,146,129*
      30,600   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36................................               818,550
       1,100   SunTrust Capital V, 7.05% Pfd. 12/15/31.......................................                27,981
       9,100   USB Capital V, 7.25% Pfd. 12/15/31............................................               231,766
      16,000   USB Capital VII, 5.875% Pfd. 08/15/35.........................................               386,560
      96,700   USB Capital VIII, 6.35% Pfd. 12/29/65.........................................             2,429,588
       7,300   USB Capital XI, 6.60% Pfd. 09/15/66...........................................               187,172
      25,000   Wells Fargo Capital Trust IV, 7.00% Pfd. 09/01/31.............................               627,345
      40,000   Zions Capital Trust B, 8.00% Pfd. 09/01/32....................................             1,025,000
-------------------------------------------------------------------------------------------------------------------
                                                                                                         81,465,992
                                                                                                   ----------------
               FINANCIAL SERVICES -- 10.5%
---------------------------------------------------------------------------------------------------------------------
       9,000   Cabco Trust For Goldman Sachs Capital I, Adj. Rate Pfd. 02/15/34, Series GS...               208,407
               Goldman Sachs Group, Inc.:
      75,000     Adj. Rate Pfd., Series D....................................................             1,966,500*
          25     Pass-Through Certificates, Class B, 144A****................................             2,862,500*
       2,500     STRIPES Custodial Receipts, Pvt.............................................             2,843,750*
               Lehman Brothers Holdings, Inc.:
      36,280     5.67% Pfd., Series D........................................................             1,833,591*
     104,475     5.94% Pfd., Series C........................................................             5,278,077*
       3,000   Merrill Lynch Series II STRIPES Custodial Receipts, Pvt.......................             3,184,500*
       5,870   Morgan Stanley Capital Trust VI, 6.60% Pfd....................................               150,969
     136,855   SLM Corporation, 6.97% Pfd., Series A.........................................             7,458,598*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         25,786,892
                                                                                                   ----------------
               INSURANCE -- 9.5%
---------------------------------------------------------------------------------------------------------------------
      15,000   ACE Ltd., 7.80% Pfd., Series C................................................               388,125**(1)
      10,000   Arch Capital Group Ltd., 7.875% Pfd., Series B................................               261,875**(1)
               Axis Capital Holdings:
      20,750     7.25% Pfd., Series A........................................................               544,040**(1)
      19,400     Variable Rate Pfd., Series B................................................             2,059,116(1)
      27,000   Berkley W.R. Capital Trust II, 6.75% Pfd. 07/26/45............................               674,158
      61,200   Endurance Specialty Holdings, 7.75% Pfd.......................................             1,579,572**(1)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2006
------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
--------------                                                                                               -------

PREFERRED SECURITIES -- (CONTINUED)
               INSURANCE -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
      18,250   Everest Re Capital Trust II, 6.20% Pfd., Series B.............................      $        444,844(1)
     140,000   MetLife Inc., 6.50% Pfd., Series B............................................             3,666,250*
$  1,625,000   Oil Insurance Ltd., Variable Rate Pfd., 144A****..............................             1,703,509(1)
      13,900   PartnerRe Capital Trust I, 7.90% Pfd. 12/31/31................................               354,450**(1)
      21,800   Principal Financial Group, 6.518% Pfd.........................................               607,348*
$    357,000   Provident Financing Trust I, 7.405% 03/15/38 Capital Security.................               373,513(2)
$  4,500,000   Renaissancere Capital Trust, 8.54% 03/01/27 Capital Security, Series B........             4,692,406(1)
               Renaissancere Holdings Ltd.:
      25,200     6.08% Pfd., Series C........................................................               603,288**(1)
      14,100     8.10% Pfd., Series A........................................................               353,346**(1)
     119,500   Scottish Re Group Ltd., 7.25% Pfd.............................................             2,753,280**(1)
$  1,250,000   USF&G Capital, 8.312% 07/01/46 Capital Security, 144A****.....................             1,578,000
      22,850   XL Capital Ltd., 8.00% Pfd., Series A.........................................               591,244**(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                         23,228,364
                                                                                                   ----------------
               UTILITIES -- 31.2%
---------------------------------------------------------------------------------------------------------------------
               Alabama Power Company:
         300     4.52% Pfd...................................................................                26,280*
       5,734     4.72% Pfd...................................................................               520,898*
      10,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993.....................             1,049,063*
      10,000   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27..............................               483,800
               Central Hudson Gas & Electric Corporation:
       5,000     4.35% Pfd., Series D, Pvt...................................................               419,900*
         900     4.96% Pfd., Series E, Pvt...................................................                83,061*
      11,119   Central Vermont Public Service Corporation, 8.30% Sinking Fund Pfd., Pvt......             1,154,597*
               Connecticut Light & Power Company:
      12,124     4.50% Pfd., Series 1963, Pvt................................................               487,991*
      34,300     5.28% Pfd., Series 1967.....................................................             1,677,270*
       1,905     6.56% Pfd., Series 1968.....................................................                97,215*
      15,778     $3.24 Pfd...................................................................               823,414*
       2,100   Consolidated Edison Company of New York, 4.65% Pfd., Series C.................               185,115*
       2,886   Dayton Power and Light Company, 3.90% Pfd., Series C..........................               183,802*
$  1,500,000   Dominion Resources Capital Trust III, 8.40% 01/15/31 Capital Security.........             1,868,979
               Duquesne Light Company:
       7,675     4.10% Pfd...................................................................               279,063*
       9,190     4.15% Pfd...................................................................               338,192*
         910     4.20% Pfd...................................................................                33,897*

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2006
                          ------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
--------------                                                                                               -------

PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
       5,490     $2.10 Pfd., Series A........................................................      $        204,502*
     100,000   Entergy Arkansas, Inc., 6.45% Pfd.............................................             2,610,000*
       4,555   Entergy Gulf States, Inc., 7.56% Pfd..........................................               459,326*
      36,000   Entergy Louisiana, Inc., 6.95% Pfd., 144A****.................................             3,699,360*
       5,000   Entergy Mississippi, Inc., 4.92% Pfd..........................................               417,187*
               Florida Power Company:
       5,157     4.60% Pfd...................................................................               456,704*
      18,535     4.75% Pfd...................................................................             1,694,840*
     101,000   FPL Group Capital, Inc., 6.60% Pfd. 10/01/66, Series A........................             2,610,224
      13,100   Georgia Power Capital Trust, 6.125% Pfd.......................................               341,010*
      50,000   Georgia Power Capital Trust  V, 7.125% Pfd. 03/31/42..........................             1,273,440
       2,010   Great Plains Energy, Inc., 4.50% Pfd..........................................               175,634*
      50,000   Hawaiian Electric Company, Inc., 5.25% Pfd., Series H, Pvt....................               960,000*
$  3,500,000   Houston Light & Power Capital Trust II, 8.257% 02/01/37 Capital Security......             3,657,850
      32,650   Indianapolis Power & Light Company, 5.65% Pfd.................................             3,183,375*
     384,000   Interstate Power & Light Company, 8.375% Pfd., Series B.......................            12,199,680*
               Pacific Enterprises:
      27,430     $4.50 Pfd...................................................................             2,343,071*
      10,000     $4.75 Pfd., Series 53.......................................................               911,250*
               Pacific Gas & Electric Co.:
       7,600     4.50% Pfd., Series H........................................................               157,168*
      41,500     5.00% Pfd., Series D........................................................               920,470*
      79,086     5.00% Pfd., Series E........................................................             1,817,396*
               PacifiCorp:
       1,095     5.40% Pfd...................................................................               110,858*
       1,225     $4.56 Pfd...................................................................               103,770*
      14,542     $4.72 Pfd...................................................................             1,275,043*
      10,278     $7.48 Sinking Fund Pfd......................................................             1,046,429*
$    500,000   PECO Energy Capital Trust III, 7.38% 04/06/28 Capital Security, Series D......               555,500
       8,137   Portland General Electric, 7.75% Sinking Fund Pfd.............................               826,231*
       5,000   PPL Electric Utilities Corporation, 6.75% Pfd.................................               525,157*
      10,000   Public Service Company of New Mexico, 4.58% Pfd., Series 1965.................               816,200*
               San Diego Gas & Electric Company:
       1,200     4.40% Pfd...................................................................                20,328*
         700     4.50% Pfd...................................................................                12,131*
      77,000     $1.70 Pfd...................................................................             2,009,223*
               South Carolina Electric & Gas Company:
      24,924     5.125% Purchase Fund Pfd., Pvt..............................................             1,280,346*

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2006
------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
--------------                                                                                               -------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
       6,703     6.00% Purchase Fund Pfd., Pvt...............................................      $        341,116*
      10,600   Southern California Edison, 6.00% Pfd.........................................             1,084,182*
               Southern Union Company:
$    200,000     Variable Rate Pfd. 11/01/66, Capital Security...............................               202,363
      75,000     7.55% Pfd...................................................................             1,955,250*
$    750,000   TXU Electric Capital V, 8.175% 01/30/37 Capital Security......................               782,028
               Union Electric Company:
      14,150     4.56% Pfd...................................................................             1,209,825*
      18,800     $7.64 Pfd...................................................................             1,940,536*
      12,500   Virginia Electric & Power Company, $7.05 Pfd..................................             1,293,750*
      13,500   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42............................               345,516
               Wisconsin Power & Light Company:
       1,220     4.50% Pfd...................................................................               108,373*
         546     4.80% Pfd...................................................................                51,853*
      13,000     6.20% Pfd...................................................................             1,334,532*
               Xcel Energy, Inc.:
      16,030     $4.08 Pfd., Series B........................................................             1,283,682*
      26,200     $4.10 Pfd., Series C........................................................             2,108,314*
      22,000     $4.11 Pfd., Series D........................................................             1,774,520*
      17,750     $4.16 Pfd., Series E........................................................             1,449,288*
      10,000     $4.56 Pfd., Series G........................................................               895,000*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         76,546,368
                                                                                                   ----------------
               OIL AND GAS -- 4.4%
---------------------------------------------------------------------------------------------------------------------
       8,000   Devon Energy Corporation, 6.49% Pfd., Series A................................               819,750*
$    721,000   Enterprise Products Partners, Variable Rate Pfd...............................               783,563
       5,985   EOG Resources, Inc., 7.195% Pfd., Series B....................................             6,450,573*
$  1,675,000   KN Capital Trust III, 7.63% 04/15/28 Capital Security.........................             1,627,437
      10,000   Lasmo America Limited, 8.15% Pfd., 144A****...................................             1,063,600*(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                         10,744,923
                                                                                                   ----------------
               REAL ESTATE INVESTMENT TRUST (REIT) -- 2.2%
---------------------------------------------------------------------------------------------------------------------
      21,400   BRE Properties, Inc., 8.08% Pfd., Series B....................................               550,382
      10,000   Equity Office Property Trust, 7.75% Pfd., Series G............................               251,250
       1,000   Equity Residential Properties, 8.29% Pfd., Series K...........................                58,020

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2006
                          ------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
--------------                                                                                               -------

PREFERRED SECURITIES -- (CONTINUED)
               REAL ESTATE INVESTMENT TRUST (REIT) -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               Public Storage, Inc.:
      19,000     6.18% Pfd., Series D........................................................      $        461,345
     133,270     6.45% Pfd., Series F........................................................             3,315,091
       2,800     6.75% Pfd., Series E........................................................                71,925
      10,000     6.75% Pfd., Series L........................................................               255,313
      10,000     7.25% Pfd., Series K........................................................               263,125
      10,000   Realty Income Corp., 6.75% Pfd., Series E.....................................               251,600
-------------------------------------------------------------------------------------------------------------------
                                                                                                          5,478,051
                                                                                                   ----------------
               MISCELLANEOUS INDUSTRIES -- 1.9%
---------------------------------------------------------------------------------------------------------------------
      13,600   E.I. Du Pont de Nemours and Company, $4.50 Pfd., Series B.....................             1,180,650*
      40,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****...........................             3,574,000*
      26,000   Touch America Holdings, $6.875 Pfd............................................                   --*+
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,754,650
                                                                                                   ----------------
               U.S. GOVERNMENT SECURITIES -- 0.2%
---------------------------------------------------------------------------------------------------------------------
      11,000   Federal Home Loan Mortgage, Adj. Rate Pfd., Series B..........................               456,500*
-------------------------------------------------------------------------------------------------------------------
                                                                                                            456,500
                                                                                                   ----------------
               TOTAL PREFERRED SECURITIES(Cost $213,165,783)                                            228,461,740
                                                                                                   ----------------
CORPORATE DEBT SECURITIES -- 6.1%
               FINANCIAL SERVICES -- 0.4%
---------------------------------------------------------------------------------------------------------------------
      36,300   Saturns-GS, 6.00% 02/15/33, Series Goldman Sachs..............................               907,954
---------------------------------------------------------------------------------------------------------------------
                                                                                                            907,954
                                                                                                   ----------------
               INSURANCE -- 2.5%
---------------------------------------------------------------------------------------------------------------------
$    900,000   Farmers Exchange Capital, 7.20% 07/15/48, 144A****............................               960,390
$  4,729,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A****...........................             5,064,792
-------------------------------------------------------------------------------------------------------------------
                                                                                                          6,025,182
                                                                                                   ----------------
               UTILITIES -- 1.5%
---------------------------------------------------------------------------------------------------------------------
$  1,000,000   Duquesne Light Holdings, 6.25% 08/15/35.......................................               924,259
       5,000   Entergy Louisiana LLC, 7.60% 04/01/32.........................................               127,813
      45,000   Northern States Power Company, 8.00%..........................................             1,167,187

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2006
------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
--------------                                                                                               -------

CORPORATE DEBT SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               Southern Union Company:
$    850,000     7.60% 02/01/24, Senior Notes................................................      $        923,923
$    500,000     8.25% 11/15/29, Senior Notes................................................               584,505
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,727,687
                                                                                                   ----------------
               OIL AND GAS -- 0.9%
---------------------------------------------------------------------------------------------------------------------
$  2,000,000   KN Energy, Inc., 7.45% 03/01/98                                                            1,925,780
      15,000   Nexen, Inc., 7.35% Subordinated Notes.........................................               386,720(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,312,500
                                                                                                   ----------------
               MISCELLANEOUS -- 0.8%
---------------------------------------------------------------------------------------------------------------------
$  2,000,000   Reliance Steel & Aluminum, 6.85% 11/15/36, 144A****...........................             2,029,396
---------------------------------------------------------------------------------------------------------------------
                                                                                                          2,029,396
                                                                                                   ----------------
               TOTAL CORPORATE DEBT SECURITIES(Cost $14,113,982)                                         15,002,719
                                                                                                   ----------------
OPTION CONTRACTS -- 0.0%
       1,540   March Put Options on March U.S. Treasury Bond Futures, Expiring 02/23/07......               106,968+
-------------------------------------------------------------------------------------------------------------------
               TOTAL OPTION CONTRACTS(Cost $382,885).........................................               106,968
                                                                                                   ----------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2006
                          ------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
--------------                                                                                               -------
MARKET FUND -- 0.9%
   2,186,687   BlackRock Provident Institutional, TempFund...................................      $      2,186,687
-------------------------------------------------------------------------------------------------------------------
               TOTAL MONEY MARKET FUND
               (Cost $2,186,687).............................................................             2,186,687
                                                                                                   ----------------
SECURITIES LENDING COLLATERAL -- 0.2%
     385,560   Institutional Money Market Trust..............................................               385,560
-------------------------------------------------------------------------------------------------------------------
               TOTAL SECURITIES LENDING COLLATERAL
               (Cost $385,560)...............................................................               385,560
                                                                                                   ----------------

 TOTAL INVESTMENTS (Cost $230,234,897***)......................................          100.3%         246,143,674
 OTHER ASSETS AND LIABILITIES (Net)............................................           (0.3%)           (668,589)
                                                                                      ---------    ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK......................          100.0%++  $    245,475,085
                                                                                      ---------    ----------------
 MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (MMP(R)) REDEMPTION VALUE.......................           (80,000,000)
                                                                                                   ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK..................................................      $    165,475,085
                                                                                                   ================

-----------------------------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**     Securities distributing Qualified Dividend Income only.
***    Aggregate cost of securities held.
**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.
(1)    Foreign Issuer.
(2)    A portion of the security is on loan.
 +     Non-income producing.
++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

         ABBREVIATIONS:
PFD.   -- Preferred Securities
PVT.   -- Private Placement Securities
REIT   -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2006
------------------------------------------------------

ASSETS:
   Investments, at value (Cost $230,234,897)...............................                           $   246,143,674
   Dividends and interest receivable.......................................                                 1,852,964
   Prepaid expenses........................................................                                    76,347
                                                                                                      ---------------
           Total Assets....................................................                               248,072,985

LIABILITIES:
   Payable for securities  lending  collateral.............................         $    385,560
   Payable for Investments purchased.......................................            1,503,300
   Investment advisory fee payable.........................................              110,277
   Administration, Transfer Agent and Custodian fees payable...............               33,833
   Professional  fees payable..............................................               65,080
   Directors' fees payable.................................................                  439
   Accrued expenses and other payables.....................................               27,874
   Accumulated undeclared distributions to Money Market Cumulative
     Preferred(TM) Stock Shareholders......................................              471,537
                                                                                    ------------
           Total Liabilities...............................................                                 2,597,900
                                                                                                      ---------------

MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (800 SHARES
      OUTSTANDING) REDEMPTION VALUE .......................................                                80,000,000
                                                                                                      ---------------

NET ASSETS AVAILABLE TO COMMON STOCK ......................................                           $   165,475,085
                                                                                                      ===============

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income........................                           $      (534,804)
   Accumulated net realized loss on investments sold.......................                                (1,025,599)
   Unrealized appreciation of investments..................................                                15,908,777
   Par value of Common Stock...............................................                                   104,740
   Paid-in capital in excess of par value of Common Stock..................                               151,021,971
                                                                                                      ---------------
           Total Net Assets Available to Common Stock......................                           $   165,475,085
                                                                                                      ===============

NET ASSET VALUE PER SHARE OF COMMON STOCK:
     Common Stock (10,474,050 shares outstanding)..........................                           $         15.80
                                                                                                      ===============


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED NOVEMBER 30, 2006
                          ------------------------------------------------------

INVESTMENT INCOME:
     Dividends+............................................................                           $    12,410,558
     Interest..............................................................                                 3,460,126
                                                                                                      ---------------
          Total Investment Income..........................................                                15,870,684

EXPENSES:
     Investment advisory fee...............................................         $  1,324,571
     Administrator's fee...................................................              218,844
     Money Market Cumulative Preferred(TM) Stock broker commissions
     and auction agent fees................................................              215,290
     Professional fees.....................................................              124,209
     Insurance expense.....................................................              154,036
     Transfer agent fees...................................................               82,335
     Directors' fees.......................................................               70,275
     Custodian fees........................................................               29,438
     Compliance fees.......................................................               38,299
     Other.................................................................              118,356
                                                                                    ------------
          Total Expenses...................................................                                 2,375,653
                                                                                                      ---------------

NET INVESTMENT INCOME......................................................                                13,495,031
                                                                                                      ---------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
     Net realized gain/(loss) on investments sold during the year..........                                 3,864,722
     Change in net unrealized appreciation/depreciation of investments
        held during the year...............................................                                 2,445,387
                                                                                                      ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS............................                                 6,310,109
                                                                                                      ---------------

DISTRIBUTIONS TO MONEY MARKET CUMULATIVE PREFERRED(TM)
   STOCK SHAREHOLDERS:
     From net investment income (including changes in accumulated
        undeclared distributions)..........................................                                (3,280,255)
                                                                                                      ---------------

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING
   FROM OPERATIONS.........................................................                           $    16,524,885
                                                                                                      ===============

  -----------------------------
  + For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.
                                       17

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
----------------------------------------------------------------

                                                                                      YEAR ENDED         YEAR ENDED
                                                                                 NOVEMBER 30, 2006    NOVEMBER 30, 2005
                                                                                 -----------------    -----------------
OPERATIONS:
     Net investment income.................................................       $   13,495,031      $    12,644,014
     Net realized gain/(loss) on investments sold during the year..........            3,864,722            5,618,814
     Change in net unrealized appreciation/depreciation of investments
        held during the year...............................................            2,445,387           (6,491,830)
     Distributions to MMP(R)* Shareholders from net investment
        income, including changes in accumulated undeclared distributions..           (3,280,255)          (2,230,179)
                                                                                  --------------      ---------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................           16,524,885            9,540,819

DISTRIBUTIONS:
     Dividends paid from net investment income to Common Stock
        Shareholders(1)....................................................          (10,898,373)         (12,068,968)
                                                                                  --------------      ---------------
     TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS......................          (10,898,373)         (12,068,968)

FUND SHARE TRANSACTIONS:
     Increase from shares issued under the Dividend Reinvestment
        and Cash Purchase Plan.............................................            1,571,205            1,704,515
                                                                                  --------------      ---------------

     NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
        RESULTING FROM FUND SHARE TRANSACTIONS.............................            1,571,205            1,704,515

     NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO                           --------------      ---------------
        COMMON STOCK FOR THE YEAR..........................................       $    7,197,717      $      (823,634)
                                                                                  ==============      ===============
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of year.....................................................       $  158,277,368      $   159,101,002
     Net increase/(decrease) in net assets during the year.................            7,197,717             (823,634)
                                                                                  --------------      ---------------
     End of year (including distributions in excess of net investment
        income of ($534,804) and ($82,317), respectively)..................       $  165,475,085      $   158,277,368
                                                                                  ==============      ===============

  -----------------------------
  *   Money Market Cumulative Preferred(TM) Stock.
(1)   May include income earned, but not paid out, in prior fiscal year.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                      FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH YEAR.
                      ----------------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets, and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                     YEAR ENDED NOVEMBER 30,
                                                                     --------------------------------------------------
                                                                       2006      2005       2004      2003       2002
                                                                     --------  --------   --------  --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............................     $  15.26  $  15.49   $  15.85  $  13.63   $  14.62
                                                                     --------  --------   --------  --------   --------
INVESTMENT OPERATIONS:
Net investment income...........................................         1.29      1.22       1.24      1.28       1.29
Net realized and unrealized gain/(loss) on investments..........         0.62     (0.07)     (0.31)     2.27      (1.01)

DISTRIBUTIONS TO MMP(R)* SHAREHOLDERS:
From net investment income......................................        (0.32)    (0.21)     (0.11)    (0.10)     (0.12)
                                                                     --------  --------   --------  --------   --------
Total from investment operations................................         1.59      0.94       0.82      3.45       0.16
                                                                     --------  --------   --------  --------   --------
Cost of Issuance of Additional MMP(R)* (Note 6).................           --        --         --        --      (0.05)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income......................................        (1.05)    (1.17)     (1.18)    (1.23)     (1.10)
                                                                     --------  --------   --------  --------   --------
Total distributions to Common Stock Shareholders................        (1.05)    (1.17)     (1.18)    (1.23)     (1.10)
                                                                     --------  --------   --------  --------   --------
Net asset value, end of year....................................     $  15.80  $  15.26   $  15.49  $  15.85   $  13.63
                                                                     ========  ========   ========  ========   ========
Market value, end of year.......................................     $  16.98  $  16.44   $  17.42  $  17.65   $  15.00
                                                                     ========  ========   ========  ========   ========
Total investment return based on net asset value**..............       10.74%     5.78%      4.73%    25.87%      0.58%
                                                                     ========  ========   ========  ========   ========
Total investment return based on market value **................       10.47%     1.33%      5.76%    27.35%     11.84%
                                                                     ========  ========   ========  ========   ========

RATIOS TO AVERAGE NET ASSETS AVAILABLE
   TO COMMON STOCK SHAREHOLDERS:
     Total net assets, end of year (in 000's)...................     $165,475  $158,277   $159,101  $160,924   $136,756
     Operating expenses.........................................         1.49%     1.48%      1.48%     1.51%      1.48%
     Net Investment Income +....................................         6.39%     6.38%      7.14%     7.84%      8.32%
-----------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate....................................           71%       54%        27%       28%        30%
     Total net assets available to Common and Preferred Stock,
        end of year (in 000's)..................................     $245,475  $238,277   $239,101  $240,992   $216,974
     Ratio of operating expenses to total average net assets
        available to Common and Preferred Stock.................         0.99%     0.99%      0.99%     0.99%      0.99%

  *   Money Market Cumulative Preferred(TM) Stock.
 **   Assumes  reinvestment of  distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.
  +   The net investment  income ratios reflect income net of operating  expenses and payments to MMP(R)* Shareholders.
 ++   Information presented under heading Supplemental Data includes MMP(R)*.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK
------------------------------------------------------

                                                         TOTAL                                  DIVIDEND
                                                       DIVIDENDS   NET ASSET      NYSE        REINVESTMENT
                                                         PAID        VALUE    CLOSING PRICE    PRICE (1)
                                                       ---------   ---------  -------------   ------------
December 31, 2005.................................      $0.0905     $15.38       $16.09          $15.38
January 31, 2006..................................       0.0905      15.43        16.89           16.05
February 28, 2006.................................       0.0905      15.57        16.65           15.82
March 31, 2006....................................       0.0860      15.40        16.08           15.40
April 30, 2006....................................       0.0860      15.23        15.55           15.23
May 31, 2006......................................       0.0860      15.10        15.55           15.10
June 30, 2006.....................................       0.0860      14.94        15.19           14.94
July 31, 2006.....................................       0.0860      14.89        15.73           14.94
August 31, 2006...................................       0.0860      15.29        16.51           15.68
September 30, 2006................................       0.0860      15.43        16.51           15.68
October 31, 2006..................................       0.0860      15.59        16.55           15.72
November 30, 2006.................................       0.0860      15.80        16.98           16.13

-------------------------------------------------------------------------------------------------------------------
(1)  Whenever  the net asset value per share of the Fund's  Common Stock is less than or equal to the market price per share on the payment date, new shares issued  will be valued at the higher of net asset  value or 95% of the then current market price.  Otherwise,  the reinvestment  shares of Common Stock will be purchased in the open market.










    The accompanying notes are an integral part of the financial statements.
                                       20

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                          ------------------------------------------------------

      The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding.

                                                                              INVOLUNTARY                   AVERAGE
                                                       ASSET                  LIQUIDATING                    MARKET
                             TOTAL SHARES            COVERAGE                  PREFERENCE                    VALUE
         DATE               OUTSTANDING (1)         PER SHARE (2)            PER SHARE (3)              PER SHARE (1)(3)
     ------------           ---------------         -------------            -------------              ----------------
       11/30/06                  800                  $307,433                 $100,000                    $100,000
       11/30/05                  800                   298,367                  100,000                     100,000
       11/30/04                  800                   299,078                  100,000                     100,000
       11/30/03                  800                   301,240                  100,000                     100,000
       11/30/02                  800                   271,218                  100,000                     100,000

-------------------------------
(1)   See note 6.
(2) Calculated by subtracting the Fund's total liabilities (excluding the MMP(R) and accumulated undeclared distributions to MMP(R)) from the Fund's total assets and dividing that amount by the number of MMP(R) shareS outstanding.
(3)   Excludes accumulated undeclared dividends.






    The accompanying notes are an integral part of the financial statements.
                                       21

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------

1.   ORGANIZATION

     Flaherty & Crumrine Preferred Income Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on September 28, 1990, and commenced operations on January 31, 1991 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock ("MMP(R)").

     The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.
                                       22

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          ------------------------------------------------------

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities.

     OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------

least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from the standards of the US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to MMP(R) Shareholders, during 2006 and 2005 was as follows:

                       DISTRIBUTIONS PAID IN FISCAL YEAR 2006         DISTRIBUTIONS PAID IN FISCAL YEAR 2005
                       --------------------------------------         --------------------------------------
                    ORDINARY INCOME     LONG-TERM CAPITAL GAINS    ORDINARY INCOME    LONG-TERM CAPITAL GAINS
                    ---------------     -----------------------    ---------------    -----------------------
Common                $10,898,373                 $0                 $12,068,968                $0
Preferred              $3,280,255                 $0                  $2,230,179                $0

     As of November 30, 2006, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock Shareholders, on a tax basis, were as follows:

                                      UNDISTRIBUTED               UNDISTRIBUTED               NET UNREALIZED
 CAPITAL (LOSS) CARRYFORWARD         ORDINARY INCOME             LONG-TERM GAIN        APPRECIATION/(DEPRECIATION)
 ---------------------------         ---------------             --------------        ---------------------------
          ($778,250)                   $251,601                       $0                      $15,661,428

     At November 30, 2006, the Fund had accumulated realized capital losses of $778,250 in 2004. These losses may be carried forward and offset against any future capital gains through 2012.

     RECLASSIFICATION OF ACCOUNTS: During the year ended November 30, 2006, reclassifications were made in the Fund's capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2006. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          ------------------------------------------------------

                                 UNDISTRIBUTED          ACCUMULATED NET REALIZED
     PAID-IN CAPITAL         NET INVESTMENT INCOME        GAIN ON INVESTMENTS
     ---------------         ---------------------        -------------------
        ($9,933)                   $231,110                    ($221,177)

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $3,200 of Federal excise taxes attributable to calendar year 2006. The Fund paid $15,385 of Federal excise taxes attributable to calendar year 2005 in March 2006.

     ADDITIONAL ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

     In addition, in September 2006, Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

     Management is currently evaluating the impact the adoption of FIN48 and SFAS 157 will have on the Fund's financial statements.

3. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock up to $100 million and 0.50% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock in excess of $100 million.

     For purposes of calculating the fees payable to the Adviser, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund minus the sum of accrued liabilities. For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

     PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's
                                       25

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------

shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million, plus certain out of pocket expenses. For the purpose of calculating such fee, the Fund's average weekly net assets attributable to Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.   PURCHASES AND SALES OF SECURITIES

     For the year ended  November 30, 2006,  the cost of purchases  and proceeds
from  sales  of  securities   excluding   short-term   investments,   aggregated
$173,067,778 and $167,811,684, respectively.

     At November 30, 2006, the aggregate cost of securities for federal income tax purposes was $230,482,246, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $19,368,250 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $3,706,822.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          ------------------------------------------------------

5.   COMMON STOCK

     At November 30, 2006, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock Transactions were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                        11/30/06                   11/30/05
                                                                  ---------------------      ---------------------
                                                                   SHARES       AMOUNT        SHARES       AMOUNT
                                                                  --------      ------        ------       ------
Shares issued under the Dividend Reinvestment and
  Cash Purchase Plan.......................................       101,308    $1,571,205      103,438     $1,704,515
                                                                  -------    ----------      -------     ----------

6.   MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (MMP(R))

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The MMP(R) is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of MMP(R) are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the MMP(R). If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, MMP(R) at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the MMP(R), the Fund is required to make additional distributions to MMP(R) Shareholders or to pay a higher dividenD rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the MMP(R) is generally held every 49 days. Existing MMP(R) Shareholders may submit an order tO hold, bid or sell such shares at par value on each auction date. MMP(R) Shareholders may also trade shares in the secondary market, if any, between auction dates.

     At November 30, 2006, 800 shares of MMP(R) were outstanding at the annualized rate of 3.98%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------

7.    PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred securities. This includes traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD") and fully taxable (hybrid) preferred securities. Under normal market conditions, at least 80% of the value of the Fund's net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its assets in securities issued by companies in the utility industry and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

     The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in any case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

8.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions and certain credit derivative transactions, including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and
options.   These   transactions  are  used  for  hedging  or  other  appropriate risk-

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          ------------------------------------------------------

management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.   SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of November 30, 2006, the market value of securities loaned by the Fund was $373,513. The loans were secured with collateral of $385,560. Income from securities lending for fiscal year 2006 was $407.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Flaherty & Crumrine Preferred Income Fund Incorporated

     We have audited the accompanying statement of assets and liabilities of the Flaherty & Crumrine Preferred Income Fund Incorporated, including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Flaherty & Crumrine Preferred Income Fund Incorporated, as of November 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/ KPMG LLP

Boston, Massachusetts
January 17, 2007

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       SUPPLEMENTARY TAX INFORMATION (UNAUDITED)
                          ------------------------------------------------------

     Distributions to Common Stock and MMP(R) Shareholders are characterized as follows for purposes of Federal income taxes:



     FISCAL YEAR 2006
     ----------------
                                          INDIVIDUAL SHAREHOLDER     CORPORATE SHAREHOLDER
                                          ----------------------     ---------------------
                                                       ORDINARY                  ORDINARY
                                           QDI          INCOME         DRD         INCOME
                                           ---          ------         ---         ------
     MMP(R) and Common Stock              76.48%        23.52%       70.85%       29.15%


     CALENDAR YEAR 2006
     ------------------
                                          INDIVIDUAL SHAREHOLDER     CORPORATE SHAREHOLDER
                                          ----------------------     ---------------------
                                                       ORDINARY                  ORDINARY
                                           QDI          INCOME         DRD        INCOME
                                           ---          ------         ---        ------
     MMP(R)                               75.82%        24.18%       69.85%       30.15%
     Common Stock                         76.07%        23.93%       70.23%       29.77%

     Qualified Dividend Income ("QDI") distributions are taxable at a maximum 15% personal tax rate.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in their own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2006, no brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                   ADDITIONAL INFORMATION (UNAUDITED)(CONTINUED)
                          ------------------------------------------------------

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by PFPC Inc. under the Plan.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc., or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 16, 2006. This filing, as well as the Fund's proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at WWW.SEC.GOV. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at WWW.PREFERREDINCOME.COM.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2006. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)(CONTINUED)
------------------------------------------------------

     The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

CERTIFICATIONS

     Included in the Annual Written Affirmation submitted to the New York Stock Exchange, Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified that, as of May 22, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                   ADDITIONAL INFORMATION (UNAUDITED)(CONTINUED)
                          ------------------------------------------------------


INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                      PRINCIPAL        NUMBER OF FUNDS
                                               TERM OF OFFICE        OCCUPATION(S)     IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)         AND LENGTH OF         DURING PAST           OVERSEEN         OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND         TIME SERVED*         FIVE YEARS          BY DIRECTOR          HELD BY DIRECTOR
-------                  --------------         ------------         ----------          -----------          ----------------
NON-INTERESTED
DIRECTORS:
----------
DAVID GALE                  Director          Class I Director     President & CEO of         4            MetromediaInternational
Delta Dividend Group, Inc.                   since January 1997    Delta Dividend                          Group, Inc.
220 Montgomery Street                                              Group, Inc. (investments).              (telecommunications).
Suite 426                                                                                                  Flaherty & Crumrine
San Francisco, CA 94104                                                                                    Preferred Income
Age: 57                                                                                                    Opportunity Fund,
                                                                                                           Flaherty & Crumrine/
                                                                                                           Claymore   Preferred
                                                                                                           Securities    Income
                                                                                                           Fund and  Flaherty &
                                                                                                           Crumrine/ Claymore
                                                                                                           Total Return Fund.

MORGAN GUST                 Director          Class III Director   President of Giant         4            CoBiz, Inc. (financial
301 E. Colorado Boulevard                    since January 1991    Industries, Inc. (petroleum             services); Flaherty &
Suite 720                                                          refining and marketing) since           Crumrine Preferred
Pasadena, CA 91101                                                 March 2002, and for more                Income Opportunity Fund,
Age: 59                                                            than five years prior thereto,          Flaherty & Crumrine/
                                                                   Executive Vice President,               Claymore Preferred
                                                                   and various other Vice                  Securities Income
                                                                   President positions at                  Fund and Flaherty &
                                                                   Giant Industries, Inc.                  Crumrine/Claymore
                                                                                                           Total Return Fund.

-----------------------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTORS - three year term expires at the Fund's 2008 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS III DIRECTOR - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)(CONTINUED)
------------------------------------------------------


                                                                      PRINCIPAL        NUMBER OF FUNDS
                                               TERM OF OFFICE        OCCUPATION(S)     IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)         AND LENGTH OF         DURING PAST           OVERSEEN         OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND         TIME SERVED*         FIVE YEARS          BY DIRECTOR          HELD BY DIRECTOR
-------                  --------------         ------------         ----------          -----------          ----------------
NON-INTERESTED
DIRECTORS:
----------
KAREN H. HOGAN+             Director          Class I Director     Retired; Community         4            Flaherty & Crumrine
301 E. Colorado Boulevard                     since April 2005     Volunteer; from September               Preferred Income
Suite 720                                                          1985 to January 1997,                   Opportunity Fund,
Pasadena, CA 91101                                                 Senior Vice President of                Flaherty & Crumrine/
Age: 45                                                            Preferred Stock Origination             Claymore Preferred
                                                                   at Lehman Brothers and                  Securities Income
                                                                   previously, Vice President of           Fund and Flaherty &
                                                                   New Product Development.                Crumrine/Claymore
                                                                                                           Total Return Fund.

ROBERT F. WULF              Director          Class II Director    Financial Consultant;      4            Flaherty & Crumrine
P.O. Box 753                                  since January 1991   Trustee, University of                  Preferred Income
Neskowin, Oregon 97149                                             Oregon Foundation;                      Opportunity Fund,
Age: 69                                                            Trustee, San Francisco                  Flaherty & Crumrine/
                                                                   Theological Seminary.                   Claymore Preferred
                                                                                                           Securities Income
                                                                                                           Fund and Flaherty &
                                                                                                           Crumrine/Claymore
                                                                                                           Total Return Fund.

-----------------------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTORS - three year term expires at the Fund's 2008 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS III DIRECTOR - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

+ As a Director, represents holders of shares of the Fund's Money Market Cumulative Preferred(TM) Stock.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                   ADDITIONAL INFORMATION (UNAUDITED)(CONTINUED)
                          ------------------------------------------------------


                                                                      PRINCIPAL        NUMBER OF FUNDS
                                               TERM OF OFFICE        OCCUPATION(S)     IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)         AND LENGTH OF         DURING PAST           OVERSEEN         OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND         TIME SERVED*         FIVE YEARS          BY DIRECTOR          HELD BY DIRECTOR
-------                  --------------         ------------         ----------          -----------          ----------------
INTERESTED
DIRECTORS:
----------
DONALD F. CRUMRINE+, ++     Director,         Class II Director    Chairman of the Board      4            Flaherty & Crumrine
301 E. Colorado Boulevard   Chairman          since January 1991   and Director of Flaherty &              Preferred Income
Suite 720                  of the Board                            Crumrine Incorporated.                  Opportunity Fund,
Pasadena, CA 91101         and Chief                                                                       Flaherty & Crumrine/
Age: 59                 Executive Officer                                                                  Claymore Preferred
                                                                                                           Securities Income
                                                                                                           Fund and Flaherty &
                                                                                                           Crumrine/Claymore
                                                                                                           Total Return Fund.

-----------------------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTORS - three year term expires at the Fund's 2008 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS III DIRECTOR - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

+ As a Director, represents holders of shares of the Fund's Money Market Cumulative Preferred(TM) Stock.
++ "Interested person" of the Fund as defined in the Investment Company Act of 1940. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated which acts as the Fund's investment adviser.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                   ADDITIONAL INFORMATION (UNAUDITED)(CONTINUED)
                          ------------------------------------------------------


                                                                           PRINCIPAL
                                                     TERM OF OFFICE       OCCUPATION(S)
NAME, ADDRESS,                  POSITION(S)           AND LENGTH OF        DURING PAST
AND AGE                       HELD WITH FUND          TIME SERVED          FIVE YEARS
-------                       --------------          -----------          ----------

OFFICERS:
---------
ROBERT M. ETTINGER               President               Since        President and Director of
301 E. Colorado Boulevard                             October 2002    Flaherty & Crumrine
Suite 720                                                             Incorporated.
Pasadena, CA 91101
Age: 48

R. ERIC CHADWICK              Chief Financial            Since        Director of Flaherty & Crumrine
301 E. Colorado Boulevard     Officer, Vice           October 2002    Incorporated since June 2006; Vice
Suite 720                     President and                           President of Flaherty & Crumrine
Pasadena, CA 91101               Treasurer                            Incorporated since August 2001;
Age: 31                                                               and previously (since January 1999)
                                                                      portfolio manager of Flaherty
                                                                      & Crumrine Incorporated.

CHAD C. CONWELL              Chief Compliance             Since       Chief Compliance Officer of
301 E. Colorado Boulevard      Officer, Vice            July 2005     Flaherty & Crumrine Incorporated
Suite 720                      President and                          since September 2005, and since
Pasadena, CA 91101               Secretary                            July 2005, Vice President of
Age: 34                                                               Flaherty &Crumrine Incorporated;
                                                                      from September 1998 through
                                                                      June 2005, Attorney with Paul,
                                                                      Hastings, Janofsky & Walker LLP.

BRADFORD S. STONE             Vice President              Since       Director of Flaherty & Crumrine
392 Springfield Avenue         and Assistant            July 2003     Incorporated since June 2006; Vice
Mezzanine Suite                  Treasurer                            President of Flaherty & Crumrine
Summit, NJ 07901                                                      Incorporated since May 2003;
Age: 47                                                               from June 2001 to April 2003,
                                                                      Director of U.S. Market Strategy at
                                                                      Barclays Capital.

CHRISTOPHER D. RYAN           Vice President             Since        Vice President of Flaherty &
301 E. Colorado Boulevard                              April 2005     Crumrine Incorporated since
Suite 720                                                             February 2004; October 2002 to
Pasadena, CA 91101                                                    February 2004, Product Analyst
Age: 39                                                               of Flaherty & Crumrine Incorporated.
                                                                      From 1999 to 2002, graduate student.

LAURIE C. LODOLO                 Assistant               Since
301 E. Colorado Boulevard       Compliance              July 2004     Assistant Compliance Officer of
Suite 720                   Officer, Assistant                        Flaherty & Crumrine Incorporated
Pasadena, CA 91101            Treasurer and                           since August 2004; since February
Age: 43                     Assistant Secretary                       2004, Secretary of Flaherty & Crumrine
                                                                      Incorporated; since January 1987,
                                                                      Account Administrator of Flaherty &
                                                                      Crumrine Incorporated.

                      [This page intentionally left blank]

DIRECTORS
   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
      Chief Executive Officer
   Robert M. Ettinger, CFA
      President
   R. Eric Chadwick,  CFA
      Chief Financial  Officer,
      Vice President and Treasurer
   Chad  C.  Conwell
      Chief  Compliance  Officer,
      Vice  President  and  Secretary
   Bradford S. Stone
      Vice President  and
      Assistant  Treasurer
   Christopher D. Ryan, CFA
      Vice President
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY &
   CRUMRINE PREFERRED INCOME FUND?
   o  If your shares are held in a Brokerage
      Account, contact your Broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer
      Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 43027
               Providence, RI  02940-3027
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                               [GRAPHIC OMITTED]
                               LIGHTHOUSE GRAPHIC
                              FLAHERTY & CRUMRINE
                              PREFERRED INCOME FUND

                                     ANNUAL
                                     REPORT

                                NOVEMBER 30, 2006

                             www.preferredincome.com

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,700 for 2006 and $36,426.39 for 2005.

AUDIT-RELATED FEES

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2005.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,800 for 2006 and $6,400 for 2005.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $13,300 for 2006 and $12,100 for 2005. These services consist of the principal accountant providing a "Quarterly Agreed-Upon-Procedures Report on Articles Supplementary". These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating the Fund's preferred stock. Specifically, the credit rating agencies require such AUP be undertaken in order to maintain the preferred stock's rating.

  (e)(1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.

     (h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                  ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated ("F&C") acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the "Funds"):

As adviser to the "U.S. Funds"    Flaherty & Crumrine Preferred Income Fund
                                  Flaherty & Crumrine Preferred Income
                                  Opportunity Fund
                                  Flaherty & Crumrine/Claymore Preferred
                                  Securities Income Fund
                                  Flaherty & Crumrine/Claymore Total Return Fund

As sub-adviser
to the "Canadian Funds"           Flaherty & Crumrine Investment Grade Fixed
                                  Income Fund
                                  Flaherty & Crumrine Investment Grade Preferred
                                  Fund

F&C's authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

PURPOSE

These policies and procedures are designed to satisfy F&C's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where F&C's interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby F&C exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and F&C will make available to such clients and Fund shareholders the record of F&C's votes promptly upon request and to the extent required by Federal law and regulations.

FUNDAMENTAL STANDARD

F&C will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

GENERAL

F&C has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where F&C may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., F&C will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where F&C does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

F&C may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, F&C will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, F&C will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to F&C in making a decision how to vote.

For purposes of decision making, F&C will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where F&C may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where F&C has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where F&C has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

F&C will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. F&C may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, F&C will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, F&C will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

In cases where the voting of proxies would not justify the time and costs involved, F&C may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of F&C's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

VOTING OF COMMON STOCK PROXIES

F&C categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, F&C normally will vote in favor of management's recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, F&C, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

VOTING OF PREFERRED STOCK PROXIES

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, F&C will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), F&C will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. F&C will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, F&C does not intend to vote such proxies since the time and costs would outweigh the benefits.

ACTUAL AND APPARENT CONFLICTS OF INTEREST

Potential conflicts of interest between F&C and F&C's clients may arise when F&C's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of F&C's clients.

F&C will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, F&C will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds) in instances when a material conflict of interest may be apparent. F&C must describe the conflict to the client and state F&C's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), F&C will vote in accordance with the recommendation it had made to the client.

In all such instances, F&C will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

AMENDMENT OF THE POLICIES AND PROCEDURES

These policies and procedures may be modified at any time by action of the Board of Directors of F&C but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to F&C's clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds' websites and will be disclosed in reports to shareholders as required by law.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under "Item 2 - Codes of Ethics" and "Item 7 - Proxy Voting Policies."

(A)(1)

PORTFOLIO MANAGERS

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(A)(2)

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of November 30, 2006:

                                                                                                                   # of Accounts
                                                                                  Total                          Managed for Which
       Name of Portfolio Manager or                                           # of Accounts    Total Assets       Advisory Fee is
                Team Member                      Type of Accounts                Managed            (Mm)       Based On Performance

1. Donald F. Crumrine                   Other Registered Investment
                                        Companies:                                  3              $2,115                0
                                        Other Pooled Investment Vehicles:           2                $542                0
                                        Other Accounts:                             27             $1,230                0

2. Robert M. Ettinger                   Other Registered Investment
                                        Companies:                                  3              $2,115                0
                                        Other Pooled Investment Vehicles:           2                $542                0
                                        Other Accounts:                             27             $1,230                0

3. R. Eric Chadwick                     Other Registered Investment
                                        Companies:                                  3              $2,115                0
                                        Other Pooled Investment Vehicles:           2                $542                0
                                        Other Accounts:                             27             $1,230                0

4. Bradford S. Stone                    Other Registered Investment
                                        Companies:                                  3              $2,115                0
                                        Other Pooled Investment Vehicles:           2                $542                0
                                        Other Accounts:                            27              $1,230                0

POTENTIAL CONFLICTS OF INTEREST

In addition to the Fund, the Portfolio Managers jointly manage accounts for three other closed-end funds, two Canadian funds and other institutional clients. As a result, potential conflicts of interest may arise as follows:

o ALLOCATION OF LIMITED TIME AND ATTENTION. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

o ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

o PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

o VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(A)(3)

PORTFOLIO MANAGER COMPENSATION

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee's eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(A)(4)

DISCLOSURE OF SECURITIES OWNERSHIP

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of December 31, 2006:

              --------------------------------------------------------------------------------
                                                               Dollar Range of Fund Shares
                               Name                                Beneficially Owned*
              --------------------------------------------------------------------------------
                      Donald F. Crumrine                           $100,001 to $500,000
              --------------------------------------------------------------------------------
                      Robert M. Ettinger                           $100,001 to $500,000
              --------------------------------------------------------------------------------
                      R. Eric Chadwick                             $100,001 to $500,000
              --------------------------------------------------------------------------------
                      Bradford S. Stone                            $100,001 to $500,000
              --------------------------------------------------------------------------------

*INCLUDES 7,169 SHARES HELD BY FLAHERTY & CRUMRINE INCORPORATED OF WHICH EACH PORTFOLIO MANAGER HAS BENEFICIAL OWNERSHIP.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED

By (Signature and Title)*/S/ DONALD F. CRUMRINE
                         -----------------------------------------------------
                          Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                          (principal executive officer)

Date              JANUARY 29, 2007
--------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /S/ DONALD F. CRUMRINE
                         -----------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 29, 2007
---------------------------------------

By (Signature and Title)*  /S/ R. ERIC CHADWICK
                         -----------------------------------------------------
                           R. Eric Chadwick,  Chief Financial  Officer,
                           Treasurer  and  Vice  President   (principal
                           financial officer)

Date              JANUARY 29, 2007
----------------------------------------


* Print the name and title of each signing officer under his or her signature.